UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2009

 Global Peopleline Telecom Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26559	330-751560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification)

407-1270 Robson Street,
Vancouver, B.C., Canada V6E 3Z6
(Address of principal executive offices, including zip code)

(604) 632-9638
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 30, 2009, our Independent Auditors notified us that the Company's Form 10-K for the year ended December 31, 2007, Form 10-Q for the quarter ended March 31, 2008 and Form 10-Q for the quarter ended June 30, 2008 had been filed on January 22, 2009. The above mentioned filings have not been completed by our Independent Auditors.

The directors of the Company have discussed the above mentioned issue with the independent accountant. A copy of a letter addressed to the Securities and Exchange Commission stating whether or not Moore agrees with the above statements is filed as Exhibit 16.1. The Consent Letter is filed as Exhibit 99.1.

The Company intends to file amended filings as promptly as practicable, after review from the Independent Auditors. But we do not know when the amended filings will be filed.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter addressed to the Securities and Exchange Commission from Moore dated March 16, 2009
99.1	Consent Letter from Moore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Peopleline Telecom Inc.
March 16, 2009	By:	/s/ XiaoQing Du
XiaoQing Du
President